UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2004

SINOFRESH HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Florida	0-49764	65-1082270
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

516 Paul Morris Drive, Englewood, Florida		34223
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code : (941) 681-3100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.01.  Regulation FD Disclosure

     On October 19, 2004, the Company issued the press release attached hereto as Exhibit 99.1.

Section 9.01.  Financial Statements and Exhibits.

     (c)      Exhibits.

                99.1      Press release dated October 19, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.
(Registrant)

Date: October 19, 2004	By:	/s/ Charles A. Fust

Charles A. Fust
Chairman and Chief Executive Officer
(Signature)*